UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020 (November 14, 2019)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

As previously reported, MHP Pursuits LLC, a wholly-owned subsidiary of Manufactured Housing Properties Inc., a Nevada corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with CSC Warner Robins, LLC, a Georgia limited liability company (“CSC”), on August 5, 2019 for the asset purchase of a manufactured housing community known as Spring Lake Mobile Home Park (the “Property”) for a total purchase price of $5.3 million. As previously reported, closing of the Purchase Agreement was completed on November 14, 2019 and the Company’s newly formed wholly owned subsidiary, Springlake MHP LLC, purchased the Property.

This Current Report on Form 8-K/A amends the original Form 8-K that the Company filed on November 20, 2019 to include CSC’s statement of revenues and certain expenses for the year ended December 31, 2018 and nine months ended September 30, 2019 (unaudited) and the unaudited pro forma combined financial information related to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The statement of revenues and certain expenses for CSC for the year ended December 31, 2018 and nine months ended September 30, 2019 (unaudited) and the accompanying notes thereto is filed as Exhibit 99.1 attached hereto and is incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements giving effect to the acquisition is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement, dated August 5, 2019, between MHP Pursuits LLC and CSC Warner Robins (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on August 6, 2019)
10.2	Loan Agreement, dated November 14, 2019, between Springlake MHP LLC and Suntrust Bank (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 20, 2019)
10.3	Promissory Note issued by Springlake MHP LLC to Suntrust Bank on November 14, 2019 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on November 20, 2019)
99.1	Statement of Revenues and Certain Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2020	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer